UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report September 8, 2022

Consensus Cloud Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor

Los Angeles, California 90017

(Address of principal executive offices) (Zip Code)

(323) 860-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, the Company will participate in the Wells Fargo Leveraged Finance Conference on September 8, 2022. During this conference, the Company officers intend to reaffirm full year 2022 guidance previously issued by the Company in the Company’s fourth quarter 2021 earnings release issued in March 2022.

A webcast of the conference will be available at the below link: https://cc.webcasts.com/well001/090822a_js/?entity=6_DOYMBPV

The information in this Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date: September 8, 2022	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary